Exhibit 99.2

Advancing Pipeline of Transformative Cell Therapies Corporate Deck – November 2025

Forward-looking statements

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our clinical development plans and timelines and the initial safety and efficacy profiles of CNTY-101 and statements regarding our preclinical development programs, including initial preclinical data and development plans and timelines are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our ability to progress CNTY-101 through clinical development; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials, which may not be predictive of final results or the results of later-stage clinical trials; our ability to obtain clearance of our future IND or CTA submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, trade disputes and tariffs, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

CENTURY THERAPEUTICS 2

Century Therapeutics Today

High Impact Programs

Advancing lead iPSC derived cell therapies with Allo-Evasion™ 5.0 toward the clinic

- Pre-clinical development underway for CNTY-813 in Type 1 Diabetes
- CNTY-308 in IND-enabling studies for treatment of B-cell-mediated diseases
- Patient enrollment ongoing for CNTY-101 in Phase 1/2 CARAMEL IST in autoimmune disease

Cell Foundry and Allo-Evasion™ Technology

Cell foundry generates fully functional cells at scale

- Key developmental insights allow directed differentiation of cells that function like primary cells, such as beta Islet cells and $CD4^+$/$CD8^+$ $\alpha\beta$ T cells

Leaders in immune evasion engineering

- Allo-Evasion™ allows cells to co-exist with a patient's immune system
- Enables enhanced persistence and potential for re-dosing of therapy

Focused on Execution

Cash runway extended beyond planned key clinical milestones (Q4 2027)

- CNTY-813 expected in IND-enabling studies by YE2025; IND submission planned as early as 2026
- CNTY-308 $\alpha\beta$ T cell program expected to enter the clinic in 2026
- Initial CNTY-101 autoimmune clinical data from Phase 1/2 CARAMEL IST expected by YE 2025

CENTURY THERAPEUTICS 3
© 2025

Century pipeline spans cell types and targets in autoimmune disease and cancer
Allo-Evasion™ engineered in all programs

Product	Targets	Indications	Research	IND-enabling	Clinical		
					Phase 1	Phase 2	Phase 3
CNTY-101 iNK (Allo-Evasion™ 1.0)	CD19	B-cell-mediated autoimmune diseases	*CARAMEL IST*[1]				
CNTY-308 αβ iT (Allo-Evasion™ 5.0)	CD19	B-cell-mediated autoimmune diseases					
CNTY-813 Beta Islet cells (Allo-Evasion™ 5.0)	Beta Islet Transplantation	Type 1 Diabetes					
CNTY-341 αβ iT (Allo-Evasion™ 5.0)	CD19 + CD22	B-cell malignancies					
Solid tumors iT (Allo-Evasion™ 5.0)	Nectin-4/other	Solid tumors					

Hematologic tumors
Autoimmune diseases
Solid tumors

1. Agreement in place for an investigator sponsored trial (IST) by Professors Georg Schett and Andreas Mackensen at Friedrich-Alexander University Erlangen-Nürnberg.

CENTURY THERAPEUTICS 4

Allo - Evasion

Century is a leader in immune evasion engineering

Protection from:	Allo-Evasion™ 1.0	Allo-Evasion™ 5.0
Native T-cells	❶ Deletion of HLA-I ❷ Deletion of HLA-II	❶ Deletion of HLA-I ❷ Deletion of HLA-II
Native NK-cells	❸ Insertion of HLA-E	❸ Insertion of CD300a TASR pan-NK inhibitory ligand[1, 2]
Humoral immunity		❹ Insertion of cell-surface enzyme to degrade IgG antibodies[3]
	CNTY-101	CNTY-308, CNTY-813, Solid tumors, CNTY-341

Allo-Evasion™ 1.0



CD8+ T Cell
1 β2M KO (HLA-I)
3 HLA-E KI
NK cell
CD4+ T Cell
2 CIITA KO (HLA-II)

Continued evolution to enhance holistic protection from major immunity pathways

Allo-Evasion™ 5.0



CD8+ T Cell
Fc
IdeS
NK cell
b2M KO (HLA-I)
CD4+ T Cell
CIITA KO (HLA-II)
Pan NK Inhibitory ligand

1. https://www.centurytx.com/wp-content/uploads/ASH_Welstead_Universal-Protection-of-Allogenic-T-Cells-Final.pdf
2. https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal-Protection-of-Allogeneic-T-Cell
3. Peraro et al, *Mol. Therapy* 2021, 29(12), 3398-3409; https://pmc.ncbi.nlm.nih.gov/articles/PMC8636170

CENTURY THERAPEUTICS 6

Initial clinical proof-of-concept established with Allo-Evasion™ 1.0

Similar exposure of CNTY-101 in the presence or absence of endogenous lymphocytes

- **Similar PK profile observed for each CNTY-101 infusion within a cycle despite evident patient immune recovery**
- **PK profile is comparable between cycles with and without LDC***

Lymphocyte counts and PK profile



LDC
NK and T cell return post–LDC
T cells
NK cells
IL–15
T, NK cells/µL
IL–15 pg/mL
1000
100
10
iNK cfDNA concentration
Infusion
copies/mL of plasma
LOB
Days post–infusion:
S
3
5
8
10
12
15
17
19
22
28
Day in cycle

Model of Allo-Evasion™ enabled cellular kinetics



Dose 1
Dose 2
Dose 3
Minimum threshold to maintain pharmacological pressure
ALLO EVASION™
With Allo-Evasion™ engineering
Without Allo-Evasion™ engineering

*Based on a Two One-Sided T test approach (TOST) comparing log cfDNA concentration two-days post each infusion with and without LDC, and assuming equivalence bounds +/- 25% the mean cfDNA concentration with LDC; Translational data available as of March 7, 2025; Company data on file; Graphs show data from Dose Level 3B cohort (N=6) in ELiPSE-1 clinical trial; Lines in the top panel represent mean and shaded area represents 1*SEM; Triangles mark CNTY-101 infusions within a Schedule B cycle, grey arrow indicates LDC; Dotted blue curve is a LOESS fit to medians in bottom panel; **S** – Screen

CENTURY THERAPEUTICS 7

8 Allo - Evasion TM 5.0: The CD300a TASR ligand has been shown to provide broad protection from host NK cells Male Female <50 >50 Gender Age Ethni- city CMV Caucasian Other African American Hispanic Negative Positive N = 45 PBMC Donors 0.01 0.1 10 0.01 0.1 1 0 25 50 75 100 0 E:T Ratio T Cell Survival (%) 0.01 0.1 10 No Cloak CD300a TASR CD47 HLA - I+ 20 hours Target (T) T Cell NK Effector (E) CD300a NKG2A KIR 0 20 40 60 80 100 Inhibitory Receptor Expression on NK Cells (n = 46 donors) % o f N K C e l l s CD300a was expressed broadly CD300a detects disordered membrane lipids TASR mimics signaling of dead or dying cells Drug Product (live) Inhibit NK Cell TASR CD300a Dead/dying c ell NK Cell Inhibit CD300a TASR shown to provide protection from NK cells in vitro NK Donor 2 (2C dom ) NK Donor 1 (2A dom ) NK Donor 3 (2A dom ) TASR KI B2M KO https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal - Protection - of - Allogeneic - T - Cell ; https://www.centurytx.com/wp - content/uploads/ASH_Welstead_Universal - Protection - of - Allogenic - T - Cells - Final.pdf

9 Immunoglobulin degrading protease As a result, Century’s T cells have been shown to be protected from rejection in preclinical CDC, ADCC and ADCP assays Century T cells have been shown to stably express IDP, an enzyme that cleaves off IgGs below the hinge, releasing the Fc fragment Allo - Evasion TM 5.0: Century’s IgG degrading enzyme (IDP) protected cells from multiple pathways of humoral immunity Complement Dependent Cytotoxicity Antibody - Dependent Cellular Cytotoxicity Antibody - Dependent Cellular Phagocytosis Measure of Phagocytosis (Area under the curve) Cells expressing IDP showed less phagocytosis in the presence of an antibody trigger Century WT WT Cells - > Condition - > +Ab +Ab - Cells expressing IDP showed greater survival GFP IdeStm 0 20 40 60 80 100 % S p e c i f i c L y s i s ✱✱✱✱ WT Century Cells expressing IDP showed less lysis WT Gen 2.3 0 25 50 75 100 % S u r v i v a l ✱ WT Century Source: Company data on file

Type 1 Diabetes Program

Significant unmet need in Type 1 Diabetes (T1D)

- ~9 million people worldwide living with T1D[1]
- Lifetime economic burden of T1D (US) estimated at~$813 billion[2]
- T1D is associated with serious comorbidities and complications[3]



BRAIN STROKE
CEREBROVASCULAR DISEASE
CARDIOVASCULAR DISEASE
DIABETIC NEPHROPATHY
DIABETIC NEUROPATHY
DIABETIC RETINOPATHY
CATARACT
GLAUCOMA
PERIODONTAL DISEASE
PERIPHERAL VASCULAR DISEASE
FOOT DAMAGE

Despite insulin therapy, people living with T1D face a high risk of life-limiting complications

1. Diabetes Res Clin Pract. 2025 Jul: 225:112277.doi: 10.1016/j.diabres.2025.112277. Epub 2025 May 22
2. https://www.liebertpub.com/doi/10.1089/dia.2019.0398
3. van den Boom L, Buchal G, Kaiser M, Kostev K. Multimorbidity among adult outpatients with type 1 diabetes in Germany. J Diabetes Sci Technol. 2022;16(1):152-160. doi:https://doi.org/10.1177/1932296820965261

CENTURY THERAPEUTICS
11

Beta Islet cell transplantation provides potentially curative therapy in T1D

In T1D, beta cells are destroyed

Healthy islet beta cells produce insulin (green)



In T1D, beta cells are destroyed



Islet transplantation can provide a potentially curative therapy for T1D

- Insulin independence achieved for one year in ~70% of patients receiving allogeneic cadaveric Islet transplantation[1]
- 10 of 12 patients receiving stem cell-derived beta Islets were exogenous insulin free for more than 12 months[2]

Current approaches have limitations

- Major complications in all allogeneic Islet transplants associated with *long-term immunosuppression,* including reduced kidney function and melanoma[1,2]



In T1D, beta cells can be replaced

1. Approximately 1500 patients reported in https://www.citregistry.org/system/files/CITR%2012th%20Allograft%20Report_2025_Final.pdf
2. https://www.nejm.org/doi/10.1056/NEJMoa2506549?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%20%200pubmed

CENTURY THERAPEUTICS 12

CNTY-813: Century's Beta Islets with Allo-Evasion™ 5.0

Uniquely positioned to potentially deliver a successful T1D cell replacement therapy

	Glucose Control	Free of Immune Suppression	Scalable Drug Product
Cadaveric Islets (+/- device)	YES	NO	NO
Allo-Engineered Cadaveric Islets	-	YES	NO
Stem-cell Beta Islets	YES	NO	YES
CNTY-813 **iPSC Beta Islets**	**YES**	**YES**	**YES**

- **Glucose control** in patients is important for resolving disease and reducing consequences of uncontrolled glucose
- Immune suppression has significant long-term side effects for patients; a therapy **free of immune suppression** is desired
- A **scalable drug product** enables broader patient access, reduced COGs, and product consistency

J Clin Invest. 2004 Oct 1;114(7):877–883
N Engl J Med 2025;393:887-894
N Engl J Med 2025;393:858-868

CENTURY THERAPEUTICS

13

14 A fully scalable, bioreactor - enabled differentiation process yields mature, functional beta Islets from engineered iPSCs iPSCs are engineered with Century’s Allo - Evasion 5.0 to protect cells from immune rejection In vitro and in vivo data support potential to provide functional cure without systemic immunosuppression CNTY - 813 Scalable Generation of Beta Islets with Allo - Evasion 5.0

15 CNTY - 813 Beta Islets are >99% endocrine and highly potent % Endocrine Cells % Beta Cells CHGA Count NKX6.1 INS iPSC-Beta Islets Primary Islets 0 10000 20000 30000 40000 u I U I n s u l i n / 1 E 6 C e l l s 2mM Glucose 20mM Glucose Purity Potency Glucose - Stimulated Insulin Secretion Stimulation Index Source: Company data on file Mean +/ - SD

16 CNTY - 813 Beta I slets rapidly r estored normoglycemia in STZ - rendered T1D mice Not for further distribution Century Beta Islets Persisted and Controlled Glucose for >3 Months Non - Fasted Blood Glucose Unedited Beta Islets Allo - Evasion 5.0 Beta Islets 0 30 60 90 120 0 100 200 300 400 500 600 Days Post Treatment B l o o d G l u c o s e ( m g / d L ) No Treatment iPSC Beta Islets (SRC) (5M or 3.2K IEQ) Control 0 30 60 90 120 0 100 200 300 400 500 600 Days Post Treatment B l o o d G l u c o s e ( m g / d L ) No Treatment Allo 5.0 iPSC Beta Islets (SRC) (5M or 3.2K IEQ) Control STZ = Streptozotocin | SRC = Sub renal capsule implantation | Company data on file Mean +/ - SD

17 Allo - Evasion 5.0 protects CNTY - 813 Beta Islets ADCC Assay Protection of Beta Islets • NK protection • ADCC protection Allo - Evasion 5.0 on Beta Islets • Elimination of HLA - I and II expression • Confirmed expression of Transgenes Count Normalized to Mode HLA Class I HLA Class II IdeS CD300a - TASR T Cell Evasion Humoral Evasion NK Cell Evasion Donor 1 Donor 2 0 25 50 75 100 125 NK Cell Donor P e r c e n t S u r v i v a l ( % ) WT DKO Allo 5.0 Allo 5.0 Protection NK Tox Assay WT Allo 5.0 ADCC = Antibody dependent Cellular Cytotoxicity | WT = unedited (parental line) | DKO = B2M and CIITA KO | Allo 5.0 = fully engineered Allo - Evasion 5.0 | Company data on file

Scalable manufacturing of cryopreserved Beta Islets

Scalable iPSC Differentiation Platform



Beta Islet Aggregates


4X
300um

Average Diameter
299.1 ± 63.5 μm

3-80L+ PBS (or Stirred Tank) Bioreactor

Cryopreserved Century Beta Islets



Cryopreserved & QC'd Lots

Single Dose Clinical Administration


Fasting blood glucose
100
125
150 (mg/dL)
hyperglycemia
100
125
150 (mg/dL)
normogylcemia

Potentially Curative T1D Treatment

Suspension-Based iPSC Differentiation to Cryopreserved Beta Islets Permit Scalable Clinical Manufacturing

*Dithizone is a zinc-specific dye that stains zinc ions present in the beta cells; Company data on file

CENTURY THERAPEUTICS 18

Autoimmune Disease Programs

Addressing significant unmet need in autoimmunity with allogeneic CAR iT and CAR iNK cells

Clinical data from B-cell-targeted cell therapies in autoimmune disease support the MoA and development of CAR iT and CAR iNK therapies

CNTY-308 (CAR iT)

- Autologous CAR T cell therapies are showing compelling safety and efficacy across a broad range of autoimmune diseases[1]
- Emerging positive CAR-T data supports advancing the development of more accessible CAR iT cells
- CNTY-308 expected to enter clinic in 2026

CNTY-101 (CAR iNK)

- Limited but encouraging POC data[2] with CAR-NK therapy support continued development in autoimmune disease
- CARAMEL IST with CNTY-101 currently enrolling patients across four indications

1. Muller 2024 doi/full/10.1056/NEJMoa2308917; Nordmann-Gomes 2025 doi.org/10.1016/j.semarthrit.2025.152786
2. Gao 2025 EULAR Abstract DOI: 10.1016/j.ard.2025.05.396; Wang 2025 doi.org/10.1016/j.cell.2025.05.038

CENTURY THERAPEUTICS 20

CNTY - 308 CD4+/CD8+ αβ iT - cell with Allo - Evasion 5.0

CNTY-308 is an iPSC-derived CD19-targeted CAR-iT intended for B-cell-mediated disease


CNTY-308
IDP
HLA-I KO
TCR KO
HLA-II KO
CD19 CAR
CD300a TASR

CD4+/CD8+ αβ iT-cell

- **CD19-targeted CAR** to target B-cells for cytotoxic depletion
  - 4-1BB and CD3z co-stim domain to stimulate expansion on target engagement
- **Allo-Evasion™ 5.0** edits designed to include protection from host T cell, NK cell, and humoral response
- Native αβ TCR knock-out to **eliminate the risk of GvHD**
- Displays **characteristics of autologous CAR-T cells**[1]
  - Highly proliferative upon target engagement
  - Secretes cytokines (e.g., IL-2, IFNγ, and TNFα)
  - Cytotoxic effector function rapidly eliminates tumor cells
  - Long-term persistence *in vivo*
  - Eliminates CD19+ B-cells from healthy donors *in vitro*[2]

1. www.centurytx.com/wp-content/uploads/ASH_Heinze_iPSC-Derived-CD4-CD8-Final.pdf
2. Company data on file
3. IDP = IgG degrading enzyme

CENTURY THERAPEUTICS 22

In preclinical studies, Century's iPSC-derived CAR- αβT cells are comparable to primary CAR-T cells

Function	1' CAR-T	CNTY-308
IL-2 secretion (pg/mL)	~3,000	~2,000
Requires exogenous IL-2/IL-15	No	No
Repeat killing (rounds)	>10	>10
Persistence in blood (days)	32	32
Tumor control after rechallenge (*in vivo*)	Yes	Yes


Normalized CAR-T in blood
1.0
0.5
0.0
0
7
14
21
28
35
Days post-infusion
1' CAR-T
CNTY-308

CNTY–308 and 1' CAR-T

- Self-supports with own target-mediated IL-2
- High functional persistence: kills for >10 rounds, persists in blood for 32+ days, controls tumor after *in vivo* rechallenge

Source: Company data on file

CENTURY THERAPEUTICS 23

24 Tunable generation of CD4+ and CD8+ αβT cells without TCR - stimulation Ending Viability Expansion from iPSCs ( - fold) Stage 90% 3 1 48% 54,000 2 80% 860,000 3+4 77% CD8+/CD4 - CD8+ skewing CD4+ skewing Stage 3 Stage 2: CD4+CD8+ DP T cells CD8 CD4 CD8 CD4 CD8 CD4 80% CD8 - /CD4+ https://www.centurytx.com/wp - content/uploads/ASH_Heinze_iPSC - Derived - CD4 - CD8 - Final.pdf

Century's iPSC-derived CAR-αβT cells display the functional characteristics of adult primary T cells: *In vitro* activity

Therapeutic efficacy requires

Cytotoxicity: Effector function



iPS-CAR-T
1' CAR-T
% Killing
100
75
50
25
0
3:1
1:1
0.3:1
0.1:1
E:T

Cytokine (IL2) production



IL-2 secretion (pg/ml)
6000
4000
2000
0
iPS-CAR-T
1' CAR-T

Cell expansion and persistence



Fold Change
20
15
10
5
0
CD19 iPSC-CART
Primary CART

We believe effective T cell therapies require the generation of iPSC-CAR-T cells with three key *in vitro* cell functions

https://www.centurytx.com/wp-content/uploads/ASH_Heinze_iPSC-Derived-CD4-CD8-Final.pdf

CENTURY THERAPEUTICS 25

26 In preclinical animal studies, Century iPSC - CAR - T cells controlled tumors, persisted for ≥1 month, and retained cytotoxic capacity upon rechallenge In vivo experimental details • Disseminated Nalm6 model (1e5 cells infused) • Effectors added 3 days post - tumor infusion • 1’ CAR - T dose: 5e6 cells • iPSC - CAR - T dose: 30e6 cells • No added cytokine or small molecule support Complete tumor control Measurable long - term persistence ≥1 mo Cytotoxicity maintained upon re - challenge with engrafted cells Group 1: PBS only Group 2: 1' CAR−T Group 3: iPS−CAR−T 0 10 20 30 0 10 20 30 0 10 20 30 1e+07 1e+09 1e+11 Days Post−Effector Infusion L u m i n e s c e n c e ( l o g a x i s ) 1e+06 1e+07 1e+08 1e+09 1e+10 0 10 20 30 40 Days Post−Effector Infusion L u m i n e s c e n c e ( l o g a x i s ) Group PBS only 1' CAR−T iPS−CAR−T Tumor challenge Tumor challenge Tumor challenge Tumor challenge Tumor challenge 10 100 1000 PBS 1' CAR−T iPS−CAR−T Group h C D 4 5 + c o u n t p e r 1 0 0 u L w h o l e b l o o d • iPSC - CAR - T persist 21 days post - infusion, • iPSC - CAR - T detectable at day 35, 7 days post - tumor rechallenge (at day 28) Group joined by lines d7 d21 d35 Key d27 tumor rechallenge Source: Company data on file

CNTY - 101 CAR - iNK cell therapy with Allo - Evasion

28 CNTY - 101 clinical program progressing in CARAMEL Phase 1/2 IST Key Inclusion: • Participants with moderate to severe SLE , LN, IIM, or dcSSc with treatment - resistant and active disease, after 2+ standard immunosuppressive therapies Key Endpoints: • Key endpoints: Safety and tolerability, disease activity measures per clinical and laboratory assessments • Translational endpoints: PK, B - cell depletion, autoantibody decline CARAMEL IST Patient enrollment 30 - day DLT Period Schedule: • Evaluating dose levels established in BCM trial (ELiPSE - 1) • Single cycle: Initial Dose 1e9 cell , given on Day 0, 7 and 14 – Ability to escalate dose to 3e9 cells, adjust LDC • Efficacy measured at weeks 12, 24, 38 and 52 Status : • Currently enrolling patients • Initial clinical data to be presented in December 2025 IST – Investigator - Sponsored Trial; SLE – Systemic Lupus Erythematosus; LN – Lupus Nephritis; IIM – Idiopathic inflammatory Myopathy; dcSSc – Diffuse Cutaneous Systemic Sclerosis DLT – Dose Limiting Toxicity; LDC – lymphodepleting chemotherapy CARAMEL : single cohort with CNTY - 101 (blue circles) supplemented with IL - 2 1.5e6 IU daily for 5 days after each dose of CNTY - 101 (green bars) LDC D0 D4 D7 D11 D14 D18 CNTY - 101 infusion IL - 2

CNTY-101 treatment demonstrated deep B-cell depletion and was associated with naive non-class switched profile of re-emergent B-cells

Data in r/r NHL patients supports the application of CNTY-101 in autoimmune diseases

Rapid and effective depletion of circulating B-cells observed in the first cycle

B-cell depletion



120
100
80
60
40
20
0
CD19+CD20+ concentration (cells/µL)
0
5
10
15
20
25
30
35
Day

Graphs show data from the initial cycle of all subjects in 3B and 4B who had baseline B cell counts of 1 cell/µL or greater (N=7). Each line represents an individual subject

Re-emergent B-cells show naive non-class-switched profile

- Reduction of class-switched phenotypes in re-emergent B-cells has been associated with SLE responses to CD19-targeted cell therapies

Re-emergent B-cell profile



100
80
60
40
20
0
% CD19+CD20+ B cells
Healthy donors
Patients
Non-class switched
Class-switched

Data shows proportion of non-class switched (IgD+, IgM+ or IgD+IgM+) or switched (IgD-IgM-) circulating B-cells (CD19+ CD20+) in healthy donors (N=4) or within earliest evaluable re-emergent B-cells in patients (N=4). Majority of the B-cells exhibited a naïve profile (IgD+ CD27-, data not shown)

Source: Company data on file, available as of March 7, 2024; ELIPSE-1 NCT05336409

CENTURY THERAPEUTICS 29

30 CNTY - 101 cells were detected in lymph node tumor biopsies early post - treatment in Dose Level 3B and 4B in ELiPSE - 1 CAR TNFA IFNG CAR TNFA IFNG CAR CAR Scale bar 10µm CNTY - 101 iNK cells traffic to lymph nodes, observed more frequently at higher doses CNTY - 101 trafficking observed in 3 out of 7 evaluable subjects in DL3B & DL4B CNTY - 101 cells detected by RNAscope on day 10 (two days post - second CNTY - 101 infusion) ROI #1 ROI #2 CAR TNFA IFNG CAR CAR TNFA IFNG CAR Subject from Dose Level 3B Baseline Day 10 Source: Company data on file as of March 7, 2025; ELiPSE - 1 NCT05336409

Corporate Summary

32 Century platform and in - house manufacturing: Pathway to scalable, profitable cell therapy Established in - house manufacturing from development to launch Quality product at disruptive scale and cost of goods • Built - for - purpose 53,000 ft 2 cGMP facility • Key leaders each with 1 – 2 decades of cell therapy manufacturing expertise, from leading commercial cell therapies • In - house team facilitates aligned priorities, learnings, faster product iteration for efficiency, speed, and product quality • Builds and protects proprietary know - how • Optionality with redundant sites (in - house, active CDMO) • Consistency: Control of manufacturing and single - donor master - cell - bank over product lifetime for batch - to - batch reproducibility • Increased cell fitness: Differentiated immune cells do not undergo excessive expansion cycles which often result in cell exhaustion • Product homogeneity: Clonal origin enables a well - characterized product • Potential to manufacture at antibody - like scale: Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand

Century Therapeutics Today

High Impact Programs

Advancing lead iPSC derived cell therapies with Allo-Evasion™ 5.0 toward the clinic

- Pre-clinical development underway for CNTY-813 in Type 1 Diabetes
- CNTY-308 in IND-enabling studies for treatment of B-cell-mediated diseases
- Patient enrollment ongoing for CNTY-101 in Phase 1/2 CARAMEL IST in autoimmune disease

Cell Foundry and Allo-Evasion™ Technology

Cell foundry generates fully functional cells at scale

- Key developmental insights allow directed differentiation of cells that function like primary cells, such as beta Islet cells and $CD4^+/CD8^+$ $\alpha\beta$ T cells

Leaders in immune evasion engineering

- Allo-Evasion™ allows cells to co-exist with a patient's immune system
- Enables enhanced persistence and potential for re-dosing of therapy

Focused on Execution

Cash runway extended beyond planned key clinical milestones (Q4 2027)

- CNTY-813 expected in IND-enabling studies by YE2025; IND submission planned as early as 2026
- CNTY-308 $\alpha\beta$ T cell program expected to enter the clinic in 2026
- Initial CNTY-101 autoimmune clinical data from Phase 1/2 CARAMEL IST expected by YE 2025

CENTURY THERAPEUTICS 33
© 2025

www.centurytx.com